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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 25, 2004


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


           BERMUDA                               000-49887                       980363970
(State or Other Jurisdiction of           (Commission File Number)            (I.R.S. Employer
 Incorporation or Organization)                                              Identification No.)


  2ND FL. INTERNATIONAL TRADING CENTRE
                 WARRENS
               PO BOX 905E
          ST. MICHAEL, BARBADOS                                                     N/A
(Address of principal executive offices)                                         (Zip Code)


                                 (246) 421-9471
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 25, 2004, the Company issued a press release announcing its results of operations for the three and nine month periods ending September 30, 2004. A copy of that release is furnished herewith as Exhibit 99.1 in accordance with General Instruction B.2 to Form 8-K.

         The press release furnished as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

         The Company also presented in the press release its adjusted income
(loss) derived from operating activities for all periods presented in the release, which is a "non-GAAP" financial measure under Regulation G. The components of adjusted (loss) income derived from operating activities are computed by using amounts which are determined in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted income (loss) derived from operating activities is computed by subtracting direct costs, general and administrative expenses, depreciation and amortization, and depletion expense from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation of adjusted income (loss) derived from operating activities to income before income taxes, which is its nearest comparable GAAP financial measure.

          The Company included its adjusted income (loss) derived from operating activities in the release because management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, and because it believes this financial measure is an accurate reflection of the ongoing profitability of our Company.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.           Description
-----------           -----------

99.1                  Press Release issued by Nabors Industries Ltd. on
                      October 25, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NABORS INDUSTRIES LTD.


Date: October 25, 2004                     By: /s/ Daniel McLachlin
                                              ----------------------------------
                                              Daniel McLachlin
                                              Vice President-Administration
                                              & Secretary



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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1                  Press Release issued by Nabors Industries Ltd. on
                      October 25, 2004.